UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2003

SONUS PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-26866	95-4343413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

22026 20th Avenue S.E., Bothell, Washington 98021
(Address of principal executive offices)

(425) 487-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibit 99.1 Press Release, dated July 10, 2003, issued by Sonus Pharmaceuticals, Inc.

Item 9. Regulation FD Disclosure.

The information included in this section is intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On July 10, 2003, Sonus Pharmaceuticals, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS PHARMACEUTICALS, INC.

Date: July 10, 2003	By:	/s/ Richard J. Klein

Richard J. Klein Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 10, 2003.